August 19, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K ETCF Asset Funding Corporation,
        Registration No. 333-56303

On behalf of ETCF ASSET FUNDING CORPORATION, a NEVADA CORPORATION
("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the SECURITIES AND EXCHANGE COMMISSION'S ELECTRONIC DATA GATHERING, ANALYSIS AND RETRIEVAL SYSTEM, FORM 8-K.

Please send either confirmation or suspense notification to e-mail address:
Marlyn.abraham@etrade.com at your earliest convenience.

Sincerely,


/s/ Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

August 15, 2005
(Date of earliest event reported)

ETCF ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)                 File Number)   identification No.)

101 Convention Center Drive
STE 850
Las Vegas, Nevada                                  89109
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (702) 385-1668

Item 8.01.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2, 3 & 4 of this current report on Form 8-K.

Item 9.01. (c). Exhibits.

Exhibit
Number      Document Description
-------     --------------------
EX-1        Distribution Financial Services RV Trust 1999-1
            August 15, 2005 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-2        Distribution Financial Services Marine Trust 1999-2
            August 15, 2005 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-3        Distribution Financial Services RV Trust 1999-3
            August 15, 2005 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement
EX-4        Distribution Financial Services RV/Marine Trust 2001-1
            August 15, 2005 Payment Date Statement to Noteholders
            Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

ETCF ASSET FUNDING CORPORATION
(Registrant)

Date:          August 19, 2005



Name:          /s/  Matt Pechulis
Title:         Vice President & Assistant Secretary

EX-1
DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-1
Accounting Date:            10-Aug-05
Determination Date:         12-Aug-05
Monthly Payment Date:       15-Aug-05
Collection Period Ending:   31-Jul-05

I.  COLLECTION ACCOUNT SUMMARY

   Total Available Funds
   ---------------------
    Principal and Interest Payments Received (including Prepayments)                                                  3,192,316.89
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      122,744.19
    Current Advance/Advance Recovery	                                                                               53,723.26
    Recoup of Collection Expenses                                                                                       -22,967.98
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

   TOTAL AVAILABLE FUNDS                                                                                              3,345,816.36

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        837,175.36
    Amount of Interest Payments Received During the Collection Period for Receivables                                   783,452.10
    Amount of Current Month Simple Interest Excess/Shortfall                                                             53,723.26

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%
      of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                   7,500,025.52
    Beginning Reserve Account Balance                                                                                 7,370,301.41
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)            175,952.03
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
    Reserve Account Investment Earnings                                                                                  19,239.36
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance
      and over-collateralization amounts have been met)                                                                 -65,467.28
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             7,370,301.41
    Total Ending Reserve Balance                                                                                      7,500,025.52

IV. COLLECTIONS ON RECEIVABLES
a)	Interest and Principal Payments Received
-----------------------------------------
    Interest Payments Received                                                                                          783,452.10
    Scheduled Principal Payments Received                                                                             1,159,370.46
    Principal Prepayments Received                                                                                    1,249,494.33
    Total Interest and Principal Payments Received                                                                    3,192,316.89

b)	Liquidation Proceeds
---------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     130,748.32
      minus Reasonable Expenses                                                                                           8,004.13
    Net Liquidation Proceeds                                                                                            122,744.19
    Amount Allocable to Interest                                                                                         11,982.31
    Amount Allocable to Principal                                                                                       110,761.88

c)	Purchase Amount - Loans Repurchased from Trust
-----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

   TOTAL COLLECTED FUNDS                                                                                              3,315,061.08

V.  CALCULATION OF SERVICING AND TRUSTEE FEES
   Pool Balance of Receivables as of the First Day of Collection Period                                             113,341,100.24
    multiplied by Servicer Fee Rate                                                                                          0.50%
    divided by Months per Year                                                                                                  12
   SERVICING FEE AMOUNT                                                                                                  47,225.46

   TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                           1,041.67

VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)	Pool Balance
------------
    Initial Pool Balance                                                                                          1,000,003,402.96
    Pool Balance as of Preceding Accounting Date                                                                    113,341,100.24
    Pool Balance as of the Current Accounting Date                                                                  110,782,919.74
    Age of Pool in Months                                                                                                       77

a.2)Aggregate Note Balance
   -----------------------
    Aggregate Note Balance as of Preceding Accounting Date                                                          112,207,689.24
    Aggregate Note Balance as of Current Accounting Date                                                            109,675,090.54

b)	Default and Delinquency Performance (includes Repossessions and Bankruptcies)
-------------------------------------------------------------------------------
         Current Month           Number of Loans             Principal Balance            Percentage
        ---------------         ----------------             -----------------            ----------
    30-59 Days Delinquent               37                      1,249,489.56                1.128%
    60-89 Days Delinquent               15                        435,377.28                0.393%
    90-119 Days Delinquent              12                        599,512.47                0.541%
    120+ Days Delinquent                 0                              0.00                0.000%
    Defaults for Current Period         11                        149,315.71                0.135%
    Cumulative Defaults              1,354                     52,824,919.61                5.282%
    Cumulative Recoveries                                      22,091,515.03                2.209%

   Current Period Realized Losses
   ------------------------------
    Current Month Realized Losses                                                                                       149,315.71
    Current Month Realized Losses as Percentage of Initial Pool Balance                                                     0.015%
    Preceding Realized Losses                                                                                           196,532.93
    Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                   0.020%
    Second Preceding Realized Losses                                                                                    279,391.39
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                            0.028%
    Cumulative Realized Losses                                                                                       30,733,404.58
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        3.073%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
   Total Pool Factor                                                                                                    0.11078292
   Note Pool Factor                                                                                                     0.10967509

a) Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                   47,225.46
   Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
     Otherwise Reimbursed to Servicer)                                                                                        0.00

b) Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
    Class A-1                                                                   0.00
    Class A-2                                                                   0.00
    Class A-3                                                                   0.00
    Class A-4                                                                   0.00
    Class A-5                                                              14,137.4
    Class A-6                                                             322,902.77
    Class B                                                               132,500.00
    Class C                                                               120,500.00

   Noteholders' Monthly Principal Distributable Amount
   --------------------------------------------------
                                                                                  Noteholders' Monthly
                                                             Beginning          Principal Distributable                 Ending
                                                              Balance                   Amount                          Balance
                                                            ----------         ------------------------                ---------
    Class A-1                                                       0.00                     0.00                             0.00
    Class A-2                                                       0.00                     0.00                             0.00
    Class A-3                                                       0.00                     0.00                             0.00
    Class A-4                                                       0.00                     0.00                             0.00
    Class A-5                                               2,841,689.24             2,532,598.70                       309,090.54
    Class A-6                                              64,366,000.00                     0.00                    64,366,000.00
    Class B                                                25,000,000.00                     0.00                    25,000,000.00
    Class C                                                20,000,000.00                     0.00                    20,000,000.00
c) Recaptured Principal from Overcollateralization                                                                       25,581.80
   Excess Spread Received                                                                                               150,370.23

VIII. POOL STATISTICS
   Weighted Average Coupon (WAC)                                                                                             8.87%
   Weighted Average Remaining Maturity (WAM)                                                                                101.00

TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit-Reserve Overfunded Withdrawal)                 3,345,816.36
Plus:     Trustee Fee                                                                                                     1,041.67
Less:	   Reserve Withdrawal                                                                                             -65,467.28
TOTAL WIRE TO CHASE                                                                                                   3,281,390.75

Amount Due To Servicer (Excess Spread+Recoup of O/C-Reserve Deposit+Reserve Overfunded Withdrawal-Reserve Withdrawal)    65,467.28

EX-2
DISTRIBUTION FINANCIAL SERVICES MARINE TRUST 1999-2
Accounting Date:            10-Aug-05
Determination Date:         12-Aug-05
Monthly Payment Date:       15-Aug-05
Collection Period Ending:   31-Jul-05

I.  COLLECTION ACCOUNT SUMMARY

    Total Available Funds
    ----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  2,637,590.76
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                       43,890.45
    Current Advance/Advance Recovery	                                                                               23,113.93
    Recoup of Collection Expenses                                                                                        -3,268.52
    Amount of Withdrawal, (to the extent that there are shortfalls on payments of Interest or Principal), from
       Reserve Account                                                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             2,701,326.62

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        478,032.31
    Amount of Interest Payments Received During the Collection Period for Receivables                                   454,918.38
    Amount of Current Month Simple Interest Excess/Shortfall                                                             23,113.93

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%
       of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                 11,000,002.18
    Beginning Reserve Account Balance                                                                                11,000,002.18
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)            105,632.83
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
    Reserve Account Investment Earnings                                                                                  28,604.41
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance         -134,237.24
       and over-collateralization amounts have been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)            11,000,002.18
    Total Ending Reserve Balance                                                                                     11,000,002.18

IV. COLLECTIONS ON RECEIVABLES
a)	 Interest and Principal Payments Received
 ----------------------------------------
    Interest Payments Received                                                                                          454,918.38
    Scheduled Principal Payments Received                                                                               526,524.60
    Principal Prepayments Received                                                                                    1,656,147.78
    Total Interest and Principal Payments Received                                                                    2,637,590.76

b)	Liquidation Proceeds
---------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                      58,303.93
       minus Reasonable Expenses                                                                                         14,413.48
    Net Liquidation Proceeds                                                                                             43,890.45
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                        43,890.45

c)	Purchase Amount - Loans Repurchased from Trust
----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                             2,681,481.21

V.   CALCULATION OF SERVICING AND TRUSTEE FEES
     Pool Balance of Receivables as of the First Day of Collection Period                                            68,735,424.01
       multiplied by Servicer Fee Rate                                                                                       0.50%
       divided by Months per Year                                                                                               12
     SERVICING FEE AMOUNT                                                                                                28,639.76

     TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                         1,041.67

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  ------------
     Initial Pool Balance                                                                                           550,000,109.03
     Pool Balance as of Preceding Accounting Date                                                                    68,735,424.01
     Pool Balance as of the Current Accounting Date                                                                  66,522,870.22
     Age of Pool in Months                                                                                                      75

a.2) Aggregate Note Balance
     ------------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                          67,360,715.53
     Aggregate Note Balance as of Current Accounting Date                                                            65,192,412.82

b)	 Default and Delinquency Performance (includes Repossessions and Bankruptcies)
 -----------------------------------------------------------------------------
               Current Month            Number of Loans             Principal Balance            Percentage
               -------------            ---------------             -----------------            ----------
          30-59 Days Delinquent                11                        150,054.05                 0.226%
          60-89 Days Delinquent                12                        322,190.07                 0.484%
          90-119 Days Delinquent                2                        144,869.98                 0.218%
          120+ Days Delinquent                  0                              0.00                 0.000%
          Defaults for Current Period           1                         29,881.41                 0.045%
          Cumulative Defaults                 477                     22,516,953.51                 4.094%
          Cumulative Recoveries                                       12,497,132.91                 2.272%

    Current Period Realized Losses
    -------------------------------
    Current Month Realized Losses                                                                                        29,881.41
    Current Month Realized Losses as Percentage of Initial Pool Balance                                                     0.005%
    Preceding Realized Losses                                                                                                 0.00
    Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                   0.000%
    Second Preceding Realized Losses                                                                                    118,158.61
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                            0.021%
    Cumulative Realized Losses                                                                                       10,019,820.60
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        1.822%

VII.  DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
      Total Pool Factor                                                                                                0.12095066
      Note Pool Factor                                                                                                 0.11853164

a)    Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                28,639.76
      Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
        Otherwise Reimbursed to Servicer)                                                                                     0.00

b)    Noteholders' Monthly Interest Distributable Amount
   --------------------------------------------------
              Class A-1                                                                                                       0.00
              Class A-2                                                                                                       0.00
              Class A-3                                                                                                       0.00
              Class A-4                                                                                                       0.00
              Class A-5                                                                                                  68,659.65
              Class B                                                                                                   190,575.00
              Class C                                                                                                   139,516.67
      Noteholders' Monthly Principal Distributable Amount
      ---------------------------------------------------
                                                                                              Noteholders' Monthly
                                                                              Beginning      Principal Distributable     Ending
                                                                               Balance             Amount                Balance
                                                                             -----------    ------------------------   ---------
              Class A-1                                                             0.00                   0.00               0.00
              Class A-2                                                             0.00                   0.00               0.00
              Class A-3                                                             0.00                   0.00               0.00
              Class A-4                                                             0.00                   0.00               0.00
              Class A-5                                                    12,360,715.53           2,168,302.71      10,192,412.82
              Class B                                                      33,000,000.00                   0.00      33,000,000.00
              Class C                                                      22,000,000.00                   0.00      22,000,000.00
c)    Recaptured Principal from Overcollateralization                                                                    44,251.08
      Excess Spread Received                                                                                             61,381.75

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                          8.34%
      Weighted Average Remaining Maturity (WAM)                                                                             120.00


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                               2,701,326.62
Plus:     Trustee Fee                                                                                                     1,041.67
Less:     Reserve Overfunded Withdrawal	                                                                             -134,237.24
TOTAL WIRE TO CHASE                                                                                                   2,568,131.05

Amount Due To Servicer (Excess Spread+Recoup of O/C-Reserve Deposit+Reserve Overfunded Withdrawal)                      134,237.24

EX-3
DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-3
Accounting Date:            10-Aug-05
Determination Date:         12-Aug-05
Monthly Payment Date:       15-Aug-05
Collection Period Ending:   31-Jul-05

I.  COLLECTION ACCOUNT SUMMARY
    Total Available Funds
    ----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  2,238,465.59
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      138,911.20
    Current Advance/Advance Recovery	                                                                               16,931.52
    Recoup of Collection Expenses                                                                                       -11,717.88
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             2,382,590.43

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        455,321.02
    Amount of Interest Payments Received During the Collection Period for Receivables                                   438,389.50
    Amount of Current Month Simple Interest Excess/Shortfall                                                             16,931.52

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%
       of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                  2,808,982.68
    Beginning Reserve Account Balance                                                                                 2,644,846.50
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)            107,742.31
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
    Reserve Account Investment Earnings                                                                                   6,952.85
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance
       and over-collateralization amounts have been met)                                                                      0.00
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             2,644,846.50
    Total Ending Reserve Balance                                                                                      2,759,541.66

IV. COLLECTIONS ON RECEIVABLES
a)	Interest and Principal Payments Received
------------------------------------------
    Interest Payments Received                                                                                          438,389.50
    Scheduled Principal Payments Received                                                                               590,851.68
    Principal Prepayments Received                                                                                    1,209,224.41
    Total Interest and Principal Payments Received                                                                    2,238,465.59

b)	Liquidation Proceeds
--------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     148,965.32
       minus Reasonable Expenses                                                                                         10,054.12
    Net Liquidation Proceeds                                                                                            138,911.20
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                       138,911.20

c)	Purchase Amount - Loans Repurchased from Trust
----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                             2,377,376.79

V.   CALCULATION OF SERVICING AND TRUSTEE FEES
     Pool Balance of Receivables as of the First Day of Collection Period                                            61,477,184.25
     multiplied by Servicer Fee Rate                                                                                         0.50%
     divided by Months per Year                                                                                                 12
     SERVICING FEE AMOUNT                                                                                                25,615.49

     TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                           708.33

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  -------------
     Initial Pool Balance                                                                                           374,531,023.45
     Pool Balance as of Preceding Accounting Date                                                                    61,477,184.25
     Pool Balance as of the Current Accounting Date                                                                  59,593,359.93
     Age of Pool in Months                                                                                                      73

a.2) Aggregate Note Balance
     -----------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                          60,862,412.41
     Aggregate Note Balance as of Current Accounting Date                                                            58,997,426.33

b)   Default and Delinquency Performance (including Repossessions and Bankruptcies)
     ------------------------------------------------------------------------------
            Current Month               Number of Loans             Principal Balance            Percentage
            -------------               ---------------             -----------------            ----------
         30-59 Days Delinquent                 32                        592,622.55                 0.994%
         60-89 Days Delinquent                  4                        276,089.90                 0.463%
         90-119 Days Delinquent                16                        492,630.99                 0.827%
         120+ Days Delinquent                   0                              0.00                 0.000%
         Defaults for Current Period            4                         83,748.23                 0.141%
         Cumulative Defaults                  519                     18,285,871.11                 4.882%
         Cumulative Recoveries                                         8,430,479.81                 2.251%

     Current Period Realized Losses
     -------------------------------
     Current Month Realized Losses                                                                                       83,748.23
     Current Month Realized Losses as Percentage of Initial Pool Balance                                                    0.022%
     Preceding Realized Losses                                                                                          275,184.42
     Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                  0.073%
     Second Preceding Realized Losses                                                                                    51,654.51
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                           0.014%
     Cumulative Realized Losses                                                                                       9,855,391.30
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                       2.631%

VII.   DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
       Total Pool Factor                                                                                                0.15911462
       Note Pool Factor                                                                                                 0.15752347

a)     Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                               52,162.61
       Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
         Otherwise Reimbursed to Servicer)                                                                                    0.00

b)	   Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
               Class A-1                                                                                                      0.00
               Class A-2                                                                                                      0.00
               Class A-3                                                                                                      0.00
               Class A-4                                                                                                      0.00
               Class A-5                                                                                                      0.00
               Class A-6                                                                                                252,314.90
               Class B                                                                                                   55,943.93
               Class C                                                                                                   49,440.60

      Noteholders' Monthly Principal Distributable Amount
      ---------------------------------------------------
                                                                                            Noteholders' Monthly
                                                                       Beginning          Principal Distributable         Ending
                                                                        Balance                   Amount                 Balance
                                                                      -----------         -----------------------       ---------
               Class A-1                                                     0.00                        0.00                 0.00
               Class A-2                                                     0.00                        0.00                 0.00
               Class A-3                                                     0.00                        0.00                 0.00
               Class A-4                                                     0.00                        0.00                 0.00
               Class A-5                                                     0.00                        0.00                 0.00
               Class A-6                                            44,008,412.41                1,864,986.08        42,143,426.33
               Class B                                               9,363,000.00                        0.00         9,363,000.00
               Class C                                               7,491,000.00                        0.00         7,491,000.00

c) Recaptured Principal from Overcollateralization                                                                       18,838.24
   Excess Spread Received                                                                                                88,904.07

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                          8.91%
      Weighted Average Remaining Maturity (WAM)                                                                             110.00


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                               2,382,590.43
Plus:     Trustee Fee                                                                                                       708.33
Less:     Reserve Overfunded Withdrawal	                                                                                    0.00
TOTAL WIRE TO CHASE                                                                                                   2,383,298.76

Amount Due To Servicer (Excess Spread+Recoup of O/C-Reserve Deposit+Reserve Overfunded Withdrawal)                            0.00

EX-4
DISTRIBUTION FINANCIAL SERVICES RV/MARINE TRUST 2001-1
Accounting Date:            10-Aug-05
Determination Date:         12-Aug-05
Monthly Payment Date:       15-Aug-05
Collection Period Ending:   31-Jul-05

I.  COLLECTION ACCOUNT SUMMARY

    Total Available Funds
    -----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  4,276,881.60
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                       54,108.42
    Current Advance/Advance Recovery	                                                                               18,885.48
    Recoup of Collection Expenses                                                                                       -21,030.19
    Amount of Withdrawal, if any, from Reserve Account                                                                  224,912.24
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             4,553,757.55

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        946,596.88
    Amount of Interest Payments Received During the Collection Period for Receivables                                   927,711.40
    Amount of Current Month Simple Interest Excess/Shortfall                                                             18,885.48

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.20
    Beginning Reserve Account Balance                                                                                 2,792,216.90
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)    -224,912.24
    Reserve Account Investment Earnings                                                                                   8,513.32
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance                0.00
    has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             2,792,216.90
    Total Ending Reserve Balance                                                                                      2,575,817.98

IV. COLLECTIONS ON RECEIVABLES
a)	 Interest and Principal Payments Received
 ------------------------------------------
    Interest Payments Received                                                                                          927,711.40
    Scheduled Principal Payments Received                                                                               844,750.22
    Principal Prepayments Received                                                                                    2,504,419.98
    Total Interest and Principal Payments Received                                                                    4,276,881.60

b)	Liquidation Proceeds
----------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     63,544.95
       minus  Reasonable Expenses                                                                                        9,436.53
    Net Liquidation Proceeds                                                                                            54,108.42
    Amount Allocable to Interest                                                                                             0.00
    Amount Allocable to Principal                                                                                       54,108.42

c)	Purchase Amount - Loans Repurchased from Trust
------------------------------------------------
    Amount Allocable to Interest                                                                                             0.00
    Amount Allocable to Principal                                                                                            0.00

    TOTAL COLLECTED FUNDS                                                                                            4,330,990.02

V.  CALCULATION OF SERVICING AND TRUSTEE FEES
    Pool Balance of Receivables as of the First Day of Collection Period                                           124,911,111.73
      multiplied by Servicer Fee Rate                                                                                       0.75%
      divided by Months per Year                                                                                               12
    SERVICING FEE AMOUNT                                                                                                78,069.44

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  --------------
     Initial Pool Balance                                                                                          529,467,226.64
     Pool Balance as of Preceding Accounting Date                                                                  124,911,111.73
     Pool Balance as of the Current Accounting Date                                                                121,101,477.87
     Age of Pool in Months                                                                                                     45

a.2) Aggregate Note Balance
     -----------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                        124,911,111.73
     Aggregate Note Balance as of Current Accounting Date                                                          121,101,477.87

b)   Default and Delinquency Performance (includes Repossessions and Bankruptcies)
     -----------------------------------------------------------------------------
                Current Month           Number of Loans             Principal Balance            Percentage
                -------------           ---------------             -----------------            ----------
         30-59 Days Delinquent                  30                       961,595.03                0.794%
         60-89 Days Delinquent                   9                       122,730.65                0.101%
         90-119 Days Delinquent                  7                       148,147.92                0.122%
         120+ Days Delinquent                    0                             0.00                0.000%
         Defaults for Current Period            20                       460,463.66                0.380%
         Cumulative Defaults                   636                    24,484,463.99                4.624%
         Cumulative Recoveries                                        10,601,483.56                2.002%

     Current Period Realized Losses
     -------------------------------
     Current Month Realized Losses                                                                                     460,463.66
     Current Month Realized Losses as Percentage of Initial Pool Balance                                                   0.087%
     Preceding Realized Losses                                                                                         415,474.08
     Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                 0.078%
     Second Preceding Realized Losses                                                                                  393,725.60
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                          0.074%
     Cumulative Realized Losses                                                                                     13,882,980.43
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      2.622%

VII.  DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
      Total Pool Factor                                                                                                0.22314626
      Note Pool Factor                                                                                                 0.22314626

a)    Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                               78,069.44
      Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
         Otherwise Reimbursed by Servicer)                                                                                   0.00

b)	   Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
               Class A-1                                                                                                     0.00
               Class A-2                                                                                                     0.00
               Class A-3                                                                                                     0.00
               Class A-4                                                                                                48,247.50
               Class A-5                                                                                               373,205.42
               Class B                                                                                                 106,255.75
               Class C                                                                                                  52,993.50
               Class D                                                                                                  85,352.08

      Noteholders' Monthly Principal Distributable Amount
      -----------------------------------------------------
                                                                                              Noteholders' Monthly
                                                                                 Beginning  Principal Distributable       Ending
                                                                                  Balance           Amount                Balance
                                                                              --------------  --------------------      ----------
               Class A-1                                                                0.00               0.00              0.00
               Class A-2                                                                0.00               0.00              0.00
               Class A-3                                                                0.00               0.00              0.00
               Class A-4                                                       10,211,111.73       3,809,633.86      6,401,477.87
               Class A-5                                                       72,350,000.00               0.00     72,350,000.00
               Class B                                                         19,830,000.00               0.00     19,830,000.00
               Class C                                                          9,270,000.00               0.00      9,270,000.00
               Class D                                                         13,250,000.00               0.00     13,250,000.00


c)    Excess Spread Received                                                                                                 0.00

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                         9.24%
      Weighted Average Remaining Maturity (WAM)                                                                            130.00


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit-Reserve Overfunded Deposit)                   4,553,757.55
Less: Reserve Withdrawal                                                                                              -224,912.24

TOTAL WIRE TO HSBC                                                                                                   4,328,845.31

Amount Due To Servicer (Excess Spread-Reserve Deposit+Reserve Overfunded Withdrawal)                                         0.00